UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22710

BLUEROCK TOTAL INCOME+ REAL ESTATE FUND

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, 32nd Floor, New York, NY 10105

(Address of principal executive offices) (Zip code)

1-844-819-8287

(Registrant’s telephone number, including area code)

Jason Emala, Esq.

Bluerock Fund Advisor, LLC

1345 Avenue of the Americas, 32nd Floor,

New York, NY 10105

(Name and address of agent for service)

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Explanatory Note

The Registrant is filing this amendment to its Form N-CSR for the period ended September 30, 2023, originally filed with the Securities and Exchange Commission on December 6, 2023 (Accession Number 0001398344-23-022340) (the “Original Filing”), to amend Item 13(a)(4), to include the disclosure regarding the change in independent registered public accounting firm, which was inadvertently omitted from the Original Filing.

Items 1 through 12, Item 13(a)(1), and Item 13(a)(3) are incorporated by reference from the Original Filing.

Item 13. Exhibits.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto as Ex99.Cert.

(a)(4) Letter from BBD, LLP.

On March 6, 2023, BBD LLP (BBD”) ceased to serve as the independent registered public accounting firm of the Fund. The Audit Committee of the Board of Trustees approved the replacement of BBD with Cohen & Company, Ltd. (“Cohen”) as a result of Cohen’s acquisition of BBD’s investment management audit practice.

The report of BBD on the financial statements of the Fund as of and for the fiscal year ended September 30, 2022, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal year ended September 30, 2022, and during the subsequent interim period through March 6, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such year or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Fund requested that BBD furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is filed as an exhibit hereto.

On May 3, 2023, the Audit Committee of the Board of Trustees also recommended and approved the appointment of Cohen as the Fund’s independent registered public accounting firm for the fiscal year ending September 30, 2023.

During the fiscal year ended September 30, 2022, and during the interim period ended March 6, 2023, neither the Fund, nor anyone acting on its behalf, consulted with Cohen on behalf of the Fund regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

(b) The certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.